Supplement dated January 25, 2021
to the Prospectus and Summary Prospectus, as supplemented, if applicable, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Multi Strategy Alternatives Fund	10/1/2020
Effective March 31, 2021, the portfolio manager information for AQR Capital Management, LLC under the caption "Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund or Sleeve Since
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Jonathan Fader	Portfolio Manager and Managing Director of AQR	AQR Sleeve Manager	March 2021
Lars Nielsen	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Yao Hua Ooi	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	March 2021
Ashwin Thapar	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
The rest of the section remains the same.
Effective March 31, 2021, the portfolio manager information for AQR Capital Management, LLC under the caption "Primary Service Providers - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund or Sleeve Since
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Jonathan Fader	Portfolio Manager and Managing Director of AQR	AQR Sleeve Manager	March 2021
Lars Nielsen	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Yao Hua Ooi	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	March 2021
Ashwin Thapar	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Mr. Brooks is a Principal of AQR. Mr. Brooks joined AQR in 2009 and currently serves as the Co-Head of Fixed Income and a senior member of the Research and Portfolio Management team. He earned a B.A. in economics and mathematics from Boston College and an M.A. and a Ph.D. in economics from New York University.
Mr. Fader is a Managing Director of AQR. Mr. Fader joined AQR in 2014 and currently serves as a portfolio manager for the Global Macro strategy and a member of the discretionary macro research team. He earned a B.S. in applied mathematics-economics from Brown University.
Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000 and currently serves as the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. He earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.
Yao Hua Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and is Head of the Macro and Multi-Strategy team. In this role, he leads the Research and Portfolio Management teams focused on the firm’s macro and multi-strategy funds. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
Mr. Thapar is a Principal of AQR. Mr. Thapar joined AQR in 2008 and is a senior member of the Research and Portfolio Management team. He earned a B.Sc. in finance and a B.A. in mathematics from the University of Pennsylvania.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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